2022 Fourth Quarter Update H. Michael Schwartz – Chairman & CEO Texas City Texas Exhibit 99.1

Disclaimer & Risk Factors Certain of the matters discussed in this investor presentation constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the expected effects and benefits of recent mergers and acquisitions, including anticipated future financial and operating results and synergies, as well as all other statements in this investor presentation, other than historical facts. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements, including, without limitation, the following: (i) risks related to disruption of management’s attention from SmartStop’s ongoing business operations due to recent mergers or other business matters; (ii) significant transaction costs, including financing costs, and unknown liabilities; (iii) failure to realize the expected benefits and synergies of recent mergers in the expected timeframes or at all; (iv) costs or difficulties related to the integration of acquired self storage facilities and operations, including facilities acquired through recent mergers; (v) changes in the political and economic climate, economic conditions and fiscal imbalances in the United States, and other major developments, including wars, natural disasters, epidemics and pandemics, including the outbreak of novel coronavirus (COVID-19), military actions, and terrorist attacks; (vi) changes in tax and other laws and regulations; or (vii) difficulties in SmartStop’s ability to attract and retain qualified personnel and management. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent SmartStop’s views as of the date on which such statements were made. SmartStop anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing SmartStop’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of SmartStop are described in the risk factors included in SmartStop’s filings with the SEC, including SmartStop’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which factors are incorporated herein by reference, all of which are filed with the SEC and available at www.sec.gov. SmartStop expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences. This is neither an offer nor a solicitation to purchase securities. See our most recent Annual Report on Form 10-K for specific risks associated with an investment in SmartStop Self Storage REIT, Inc. As of December 31, 2022, our accumulated deficit was approximately $164.5 million and it is possible that our operations may not be profitable in 2023. We have paid distributions from sources other than our cash flows from operations, including from the net proceeds of our public offering and our distribution reinvestment plan (DRP offering).  We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. For the twelve months ended December 31, 2021, we funded 92% of our distributions using cash flow from operations and 8% using proceeds from our DRP offering. For the 12 months ended December 31, 2022, we funded 100% of our distributions using cash flow from operations. No public market currently exists for shares of our common stock and there may never be one. Therefore, it will be difficult for our stockholders to sell their shares. Our charter does not require us to pursue a liquidity transaction at anytime. If you sell your shares, it will likely be at a substantial discount. We may only calculate the value per share for our shares annually and, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis. We cannot assure our stockholders that we will be successful in the marketplace. Revenues and earnings from Strategic Storage Trust VI, Inc. and Strategic Storage Growth Trust III, Inc. (the “Managed REITs”) are uncertain. Because the revenue streams from the advisory agreements with the Managed REITs are subject to limitation or cancellation, any such termination could adversely affect our financial condition, cash flow and the amount available for distributions to you. We will face conflicts of interest relating to the purchase of properties, including conflicts with the Managed REITs, and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. Our trademarks are important to the value of our business, and the ability to protect, and costs associated with protecting, our intellectual property could adversely affect our business and results of operations. We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. Our Series A Preferred Shares rank senior to our common stock, and therefore, any cash we have to pay distributions will be used to pay distributions to the holders of Series A Preferred Shares first, which could have a negative impact on our ability to pay distributions to our common stockholders. We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions. Our board of directors may change any of our investment objectives without your consent. We use market data throughout this presentation that has generally been obtained from publicly available information and industry publications. We have also obtained certain information, where indicated, from the 2022 Self Storage Almanac and the May 2021 Colliers Report. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but the accuracy and completeness of the information are not guaranteed. The market data includes forecasts and projections that are based on industry surveys and the preparers’ experiences in the industry, and there is no assurance that any of the projections or forecasts will be achieved. We believe that the surveys and market research others have performed are reliable, but we have not independently verified this information. This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties. This presentation includes certain financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Such non-GAAP financial measures should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. You should be aware that SmartStop’s presentation of these and other non-GAAP financial measures in this presentation may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. We seek to compensate such limitations by providing a detailed reconciliation for the non-GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP in this presentation. You are encouraged to review the related GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Awards and Accolades BBB- Investment-Grade Credit Rating from Kroll Bond Rating Agency, Inc. (2022 + 2023)

# SmartStop Platform at a Glance

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

**SmartStop Self Storage REIT is the largest public non-traded self storage REIT in the U.S.**

**11th Largest**
Self Storage Company in the U.S.[1]

**~14.4 Million[2]**
Owned or Managed Rentable Square Feet

**181[2]**
Owned or Managed Self Storage Facilities

**92.9%**
Q4 2022 Quarter End Same-Store Occupancy

**>$5.0 Billion**
Historical Self Storage Transaction Activity[3]

**$2.9 Billion**
Total Capitalization[4]

**~450**
Employees

**8.4%**
Q4 2022 Same-Store YoY NOI[5] Growth

**BBB-**
Investment Grade Credit Rating from KBRA


SmartStop Self Storage


SmartStop Self Storage
1120

**24[2]**
Operating Properties Owned or Managed in Canada

(1) Per Inside Self Storage Top-Operators list for 2022. (2) Includes wholly-owned operating properties, joint venture operating assets and assets owned by the Managed REITs as of 2/28/2023. (3) Includes affiliated companies (4) Total capitalization includes debt, preferred equity and equity market cap based on approx. 109.4 million shares and OP Units at 12/31/22 valued at the most recently published Net Asset Value of $15.21. Debt and preferred equity are measured at face value. (5) NOI is a non-GAAP measure. See the Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. (6) Owned or managed properties.

Investor Presentation 4

SmartStop’s Leadership Team Deep leadership team with an average of over 15 years of storage experience 5-123-187 21-155-215 127-190-66 127-127-127 182-182-182 H. Michael Schwartz Chairman & CEO 19 years’ self storage experience Wayne Johnson President & CIO 37 years’ self storage experience James Barry CFO & Treasurer 11 years’ self storage experience Joe Robinson Chief Operations Officer 14 years’ self storage experience Gerald Valle SVP Storage Operations 35 years’ self storage experience Nicholas Look General Counsel & Secretary 6 years’ self storage experience Mike Terjung Chief Accounting Officer 14 years’ self storage experience Bliss Edwards EVP – Canada 10 years’ self storage experience David Corak VP - Corporate Finance 10 years’ self storage experience Jaclyn Groendyke VP – People & Culture 3 years’ self storage experience

Institutional Operator And Technology Platform Demonstrated Ability To Grow Externally Conservative And Diversified Capital Structure Experienced Management Team And Board High Quality, Diversified Portfolio In Key Growth Markets Investment Highlights 1 2 3 5 6 High Growth Portfolio of Stabilized and Lease Up Assets 4

# Owned Portfolio Overview as of 12/31/2022

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!



WA
5
MT
ND
MN
OR
ID
SD
WY
WI
MI
ONT
13
7
4
6
ME
VT
NH
NY
MA
CT
RI
IA
NE
IN
OH
PA
2
5
NV
UT
CO
8
IL
11
KS
MO
KY
WV
MD
NJ
DE
2
VA
9
CA
OK
TN
16
3
NC
18
AZ
4
NM
AR
SC
3
MS
AL
GA
TX
LA
FL
11
25

SmartStop Self Storage REIT, Inc.
Owned Operating Properties

- 153 Wholly Owned Operating Properties
- 7 Joint Venture Operating Properties

## 160 Operating Properties
Owned in U.S. and Canada

**~65%**
Concentration In Top 25 MSAs[1]

**12.4 Million**
Net Rentable Square Feet

| MSA/CMA[2] | NRSF | Portfolio % by NRSF | Units | # of Stores | Q4 2022 Ending Occ. | Q4 2022 Rent POF |
|---|---|---|---|---|---|---|
| Toronto | 1,721,400 | 13.9% | 17,110 | 20 | 86.3% | $19.02 |
| Miami/Ft. Lauderdale | 1,121,500 | 9.0% | 9,420 | 11 | 93.0% | 24.46 |
| Las Vegas | 865,000 | 7.0% | 7,160 | 9 | 92.0% | 19.40 |
| Asheville | 851,900 | 6.9% | 6,200 | 14 | 92.9% | 15.92 |
| Houston | 676,800 | 5.4% | 5,130 | 9 | 93.1% | 16.96 |
| Los Angeles | 660,400 | 5.3% | 6,200 | 10 | 93.7% | 24.43 |
| Tampa | 478,100 | 3.8% | 3,890 | 5 | 92.0% | 19.18 |
| Denver | 434,785 | 3.5% | 3,860 | 7 | 91.8% | 16.58 |
| Chicago | 429,500 | 3.5% | 3,785 | 6 | 91.3% | 14.69 |
| All Other[3] | 5,184,445 | 41.7% | 46,622 | 69 | 91.9% | 18.70 |
| **Total Owned Portfolio** | **12,423,830** | **100%** | **109,377** | **160** | **91.4%** | **$19.34** |

Note: Figures reflect wholly-owned JVs at 100% of NRSF. (1) Toronto included as a top 25 MSA. Top 25 MSA's as defined by 2020 U.S. Census Bureau data. (2) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (3) Other markets include: Baltimore, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Dallas, Detroit, Mobile, Milwaukee, Myrtle Beach, Nantucket, Naples, New York – Newark, Orlando, Phoenix, Port St. Lucie, Punta Gorda, Riverside-SB, Sacramento, San Antonio, San Francisco-Oakland, San Diego, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Seattle-Tacoma, Stockton, Trenton-Princeton and Washington- Arlington.

Investor Presentation 7

Major US Markets: Miami / Ft. Lauderdale and Los Angeles Sources: Company internal data as of 12/31/22. (1) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. MSA(1) NRSF Portfolio % by NRSF Units # of Stores Q4 2022 Ending Occ. Q4 2022 Rent POF(1) Miami/Ft. Lauderdale 1,121,500 9.0% 9,420 11 93.0% 24.46 Los Angeles 660,400 5.3% 6,200 10 93.7% 24.43 Partial Portfolio Totals 1,781,900 14.3% 15,620 21 21 Operating Properties Owned in Miami/Ft. Lauderdale and Los Angeles $82,000 Average 3-mi Household Income 135,000 Average 3-mi Population 1.78 Million Net Rentable Square Feet Los Angeles Miami/Ft. Lauderdale

# Greater Toronto Area Overview

SmartStop Self Storage
...The Smarter Way to Store!®

**The Greater Toronto Area ("GTA") is one of the largest and fastest growing MSAs in North America supported by strong economic and demographic fundamentals**

## The GTA Would be the 6th Largest MSA in the U.S. ...

### Top MSAs by 2020 U.S. Census Population [(1)]



(in millions)
20.1
13.2
9.6
7.6
7.1
7.1
6.4
6.2
6.1
6.1
4.9
NYC
LA
Chicago
Dallas
Houston
GTA
D.C.
Philadelphia
Miami
Atlanta
Boston

## ... And of Those Markets, the Fastest Growing

### 2022 – 2027 Claritas/SNL Financial Projected Population Growth



8.9%
6.0%
5.9%
5.4%
5.2%
4.5%
4.1%
4.0%
3.8%
3.5%
1.3%
1.0%
GTA
Houston
Dallas
Atlanta
NYC
Boston
D.C.
Miami
Top 25 MSA Avg[(2)]
Philadelphia
Chicago
LA

## Strong Economic and Demographic Fundamentals

- Home to the Toronto Stock Exchange, leading financial institutions and an array of Canada's largest companies
- With accommodative immigration policies and a high-quality education system, the GTA is attracting young, highly skilled workers and quickly emerging as a hotbed for the digital economy
  - Ranked #4 tech market by CBRE's 2021 Tech Talent Scorecard
- Increasing population and high housing costs are expected to result in further densification in the GTA
  - Population density of 11,500 per square mile puts the city of Toronto on par with the likes of Chicago, Philadelphia, and Washington, D.C.[(3)]
  - The average selling price for a home in GTA surpassed $1.3 million in February 2022, up 28% year-over-year, driven primarily by lack of supply[(4)]

Sources: CBRE, Claritas, CoStar, Green Street Advisors, Ontario Ministry of Finance, SNL Financial, Statistics Canada. (1) Population data for U.S. MSAs per U.S. Census bureau and the 2020 Census; population data for GTA per Statistics Canada. (2) Based on top 25 U.S. MSAs. (3) City of Toronto land area per canadapopulation.org and U.S. cities' population density per worldpopulationreview.com. (4) The Toronto Regional Real Estate Board as of February 2022.

Investor Presentation 9

# Greater Toronto Area ("GTA") Storage Market Overview

The GTA market exhibits many of the positive market characteristics of the top U.S. MSAs, with far less institutional competition

## The GTA's Low Supply Ratio and Strong Population Growth Suggests a Long Runway for Absorption Relative to the Top 25 U.S. MSAs

**Top 10 U.S. MSAs and Toronto Population Growth vs. Supply Per Capita[(1)]**



10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
--
% Population Growth
Toronto
Houston
Atlanta
NYC
Boston
Dallas
Philadelphia
Washington D.C.
Top 25 U.S. MSA Avg.
Chicago
LA
U.S. National Average >6x
Below U.S. Average
Above U.S. Average
1.0x
2.0x
3.0x
4.0x
5.0x
6.0x
7.0x
8.0x
9.0x
10.0x
Sq. Ft. / Capita

- The GTA would be the 6th largest MSA in the U.S. and, of those markets, the fastest growing market supported by strong economic and demographic fundamentals
- High barriers to entry limit development, including zoning restrictions that prohibit new construction
- Heavy concentration of non-institutional operators in the GTA self storage market allows for a relatively lower level of operating competition

## Self Storage Ownership in Canada and GTA is Highly Fragmented

**Ownership: Canada vs. U.S.[(2)]**



Non-Institutional Operators
Institutional Operators
U.S. Listed REITs
70%
30%
41%
22%
37%
Canada
U.S.

**Self Storage Ownership in GTA[(3)]**



48%
13%
13%
9%
6%
6%
5%
Private
Public Storage Canada
Access Storage / SVI
Storage Mart
U-Haul
SmartStop Self Storage
Apple

Sources: Claritas, Colliers, CoStar, Green Street, SNL, and The 2023 Self Storage Almanac. (1) U.S. 2022 – 2027 population growth forecasts per Claritas and sq. ft. per capita per the 2023 Self Storage Almanac; Toronto 2022 – 2027 population growth forecast per Ontario Ministry of Finance and sq. ft. per capita per Colliers. (2) Canada figures per Colliers May 2021 report and based on number of facilities; U.S. ownership per the 2023 Self Storage Almanac and based on rentable square feet. (3) Colliers August 2020 report based on rentable square feet.

Investor Presentation 10

SmartStop is a Leading Institutional Operator in Toronto Milton, ONT Toronto, ONT SmartStop GTA Owned Portfolio Map(3) SmartStop GTA Highlights 12 Years of experience in GTA Market 5th Largest Operator in GTA(1) 6% GTA Market Share(1) 1.7mm SF / 13.9% Of Total SmartStop Owned Sq. Ft.(2) 20 Owned Operating Properties(3) ~50 Employees 11 (1) Colliers August 2020 report based on rentable square feet. (2) As measured by Net Rentable Square Feet at 12/31/2022; Includes joint venture square footage. (3) As of 2/28/2023; Includes joint venture assets.

SmartStop’s Opportunity in Canadian Markets Future Canadian Growth 5-123-187 21-155-215 127-190-66 127-127-127 182-182-182 Canadian Market Leader Largest U.S. Owner in Toronto Market Dedicated Canadian Website: Smartstop.ca Toronto, ON Québec Ontario Toronto 3.0x 1.6x Montreal 2.3x Vancouver British Columbia 2.1x Calgary 2.3x Edmonton Alberta 2.2x Ottawa Manitoba Supply Ratio Supply Per Capita Ratio(2) U.S. National 6.1x Top 25 U.S. MSA Avg. 5.8x Selected Canadian CMAs 2.3x Self storage is a relatively new and bourgeoning product in Canada with utilization expected to increase going forward 12 Note: As of 12/31/2022. (1). RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. (2) Major Canadian city supply ratios per Colliers May 2021 Report. U.S. National and Top 25 U.S. MSA supply ratios provided in the 2023 Self Storage Almanac. Nova Scotia Saskatchewan New Brunswick Prince Edward Island Newfoundland and Labrador $20.58/CAD$27.94 Same-Store RentPOF (1) in 4Q’22 93.9% Avg. Same-Store Occupancy in 4Q’22 Burlington, ONT Oakville, ONT

50 Cityview Blvd. Vaughan, Ontario(1) Case Study: Vaughan, Ontario 5-123-187 21-155-215 127-190-66 127-127-127 182-182-182 Ground up four story development opened in February 2021 Built on a 1.6 acre lot adjacent to the SmartCentres Vaughan shopping center, The Home Depot and the Walmart Supercenter 880 climate controlled units Quickly gained occupancy given strong Toronto storage fundamentals, strong asset quality and desirable location 91.9% physically occupied as of December 31, 2022 1) This JV interest was initially acquired by an affiliate of ours (SST IV) which we subsequently acquired through the SST IV Merger in March 2021. Property Opened: February 2021 Construction Started: December 2019

# External Growth: Investment Activity

## Total Investment Activity Through February 28, 2023



2023
$49
$49 million
2022
$54
$19
$19
98
172
$362 million(1)
2021
$28
$20
$38
$76
$162 million
2020
$13
$93
$37
$143 million
2019
$35
$172
$207 million
2018
$105
$85
$14
$204 million
2017
$71
$41
$112 million
2016
551
$44
$595 million(1)

## SmartStop Through February 28, 2023

**Stabilized Acquisitions**
- Acquired 66 properties for $857 million since 2016
- SmartStop acquired three properties during Q2 2022

**C of O and Lease-up Acquisitions**
- Acquired 36 properties at Certificate of Occupancy or in early lease-up for $474 million since 2016

**Ground-up Development**
- Delivered nine development properties since 2016
- Majority of ground-up development properties are located in Canada
- Under contract to deliver two assets by first quarter 2024

## Managed REITs Through Feb. 28, 2023

**Stabilized Acquisitions**
- Acquired five properties for $98 million since 2021

**C of O and Lease-up Acquisitions**
- Acquired 15 properties at Certificate of Occupancy or in early lease-up for $296 million since 2021

**Ground-up Development**
- Under contract to deliver two assets by the end of 2024

Note: All acquisition and development prices for SmartStop reflect the original purchase price executed by SmartStop, including Strategic Storage Growth Trust, Inc., Strategic Storage Trust IV, Inc., and Strategic Storage Growth Trust II, Inc. (1) Acquisitions collapsed for illustrative purposes.

Investor Presentation 14

Operational Properties NRSF Allocation SmartStop Managed REIT Platform (1) As of 12/31/2022 (2) As of 2/28/2023. Excludes Joint Venture developments. Includes all rentable units and rentable square feet, consisting of storage units and parking units Strategic Storage Growth Trust III, Inc. $92M AUM Assets Under Management on a cost basis(1) Strategic Storage Trust VI, Inc. Portfolio Stats(2) $287M AUM Assets Under Management on a cost basis(1) Self Storage Properties Storage Units 19 12,600 Canadian Joint Venture Development Properties Under Construction Wholly-Owned Properties 2 17 Net Rentable SQFT States / Provinces 1,515,000 9 Operational Properties NRSF Allocation Portfolio Stats(2) Self Storage Properties Storage Units 3 2,890 Wholly-Owned Properties 3 Net Rentable SQFT States 344,000 2 NRSF 1,515,000 NRSF 344,000

# Updated Net Asset Value Per Share

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

- Declared Net Asset Value (“NAV”) of $15.21/share as of September 30, 2022
  - Represents an increase of approximately 1% from previous declared NAV as of June 30, 2021
  - Valuation range between $14.15 - $16.38
- Independent, 3rd Party Valuation by Robert A. Stanger & Co, Inc.
- Asset-by-Asset valuation of Real Estate (no portfolio premium)
- In accordance with IPA NAV Guideline
- See our Form 8-K filed with the SEC on December 6, 2022 for a description of the methodologies and assumptions used to determine, and limitations of, the estimated value per share

| Jan 2014 | Apr 2016 | Apr 2017 | Apr 2018 | Jun 2019 | Apr 2020 | Oct 2021 | Dec 2022 |
|---|---|---|---|---|---|---|---|
| $10.00(1) | $10.09(2) | $10.22(2) | $10.65(2) | $10.66(2) | $10.40(2) | $15.08(2) | $15.21(2) |

(1) Offering and customer account statement price. As applicable, all values shown reference class A shares. (2) The revised prices were in connection with the approvals by the board of directors of an estimated value per share based on the estimated value of its assets less the estimated value of its liabilities, or net asset value, divided by the number of shares outstanding on an adjusted fully diluted basis, calculated as of the prior year end, except as to the June 2019 value, which was calculated as of March 31, 2019, October 2021 value, which was calculated as of June 30, 2021, and December 2022 value, which was calculated as of September 30, 2022. See SmartStop’s Form 8-Ks filed with the SEC on April 11, 2016, April 18, 2017, April 20, 2018, June 27, 2019, April 22, 2020, October 20, 2021 and December 6, 2022, respectively, for a description of the methodologies and assumptions used to determine, and the limitations of, the estimated value per share.

Investor Presentation 16

# Investment Grade Rated Balance Sheet

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

## Debt Private Placement

SmartStop Self Storage REIT, Inc.

**$150M Debt Private Placement**

*April/May 2022*

| | |
|---|---|
| **Issuer** | SmartStop OP, L.P. |
| **Parent Guarantor** | SmartStop Self Storage REIT, Inc. |
| **Format** | 4(a)(2) US Private Placement |
| **Offering Size** | $150 million |
| **Issuance Rating** | Kroll: BBB- (Stable) |
| **Use of Proceeds** | Refinancing of existing debt and general corporate purposes |
| **Agents** | Citi, KeyBanc |

**BBB- Investment Grade Rating**

**3.9 Years** Avg. Debt Maturity[1]

**35.2%** Leverage w/o Preferred[2]

**92.5%** Fixed Rate Debt[3]

**5.4%** Wtd. Avg. Interest Rate[4]

**42.0%** Leverage w/ Preferred[5]

**2.0x** Fixed Charge Coverage[6]

Capital Structure[7]



$2.9 Billion Total Capitalization
36%
7%
51%
6%
Debt
Preferred Equity
Common Stock
OP Unit Equity

Debt Maturity Schedule[8]



375
300
225
150
75
0
$350
$97
$250
$52
$104
$191
2022
2023
2024
2025
2026
2027
2028
2029
2030+
Variable Rate Debt
Fixed Rate Debt

(1) Does not take into account potential extension options. (2) Leverage as measured by debt less cash to total capitalization (total capitalization includes debt, preferred equity and equity market cap) (3) Includes the impact of interest rate derivatives, including $550 million of interest rate caps. (4) Excludes the impact of interest rate derivatives as of 12/31/22 (5) Leverage as measured by debt less cash on hand plus Preferred Stock at face value to total capitalization (6) Defined as Adjusted EBITDA divided by total interest and principal payments and preferred stock dividends. Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure as well as a breakout of fixed charges, which includes cash interest expense (including JV), cash principal payments and cash preferred stock dividends. (7) Total capitalization includes debt, preferred equity and equity market cap based on approx. 109.4 million shares and OP Units at 12/31/22 valued at the most recently published Net Asset Value of $15.21. Debt and preferred equity are measured at face value. (8) Excludes recurring amortization on certain debt instruments. Dollar amounts in millions.

Investor Presentation 17

# Operations & Investment Update

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

## 4Q22 Highlights

**4Q22 SmartStop Operational Highlights**

- YoY same-store results
  - Revenues increased 8.2%
  - Operating expenses increased 7.9%
  - NOI increased 8.4%(1)
  - Average physical occupancy decreased 210bps to 93.3%
  - Annualized rent per occupied square foot increased 11.2% to $19.64(2)
- FFO, as adjusted per share and unit – diluted decreased by 8.2% YoY(1)
- 4Q22 common dividend coverage: 95.5%(3)

**Managed REIT Platform Growth**

- During the fourth quarter, Strategic Storage Trust VI, Inc. and Strategic Storage Growth Trust III, Inc. acquired two operating properties.
- During the fourth quarter, Managed REIT assets under management increased by $67.9 million to $378.9 million.
- Subsequent to quarter end, Strategic Storage Trust VI, Inc. acquired two operating properties.

## Post Quarter-End Operational Updates

### Same-Store Ending Occupancy(4)



December
January
February
95.0%
93.0%
95.1%
93.0%
94.8%
92.9%
2021 2022
2022 2023
2022 2023

### Same-Store In-Place Rates(4)



December
January
February
$1.43
$1.61
$1.43
$1.61
$1.44
$1.60
2021 2022
2022 2023
2022 2023

### Same-Store Asking Rates(4)



December
January
February
$1.35
$1.78
$1.54
$1.69
$1.55
$1.76
2021 2022
2022 2023
2022 2023

Source: Company data and filings. (1) NOI and FFO, as adjusted are non-GAAP measures. See the Appendix for a reconciliation of these measures to their most directly comparable GAAP measures. (2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage (3) Calculated as 4Q22 FFO, as adjusted per share & unit outstanding – diluted divided by a $0.15 dividend. (4) Based on 2023 Same Store Pool of 137 properties. Rates are on a per square foot.

Investor Presentation 18

Solar Initiative (1) Includes wholly-owned, joint venture operating assets and assets owned by the Managed REITs as of 12/31/2022. Western U.S. includes Arizona and California. Central U.S. includes Colorado, Illinois, Indiana, Michigan and Texas. Eastern U.S. includes Florida, Maryland, Massachusetts, North Carolina, South Carolina, New Jersey and Virginia. 2.4GWh Cumulative Production 7.2 GWh Expected Production 33 Pipeline Sites 25 Live PTO Sites $378K Existing Est. Annual Savings $1.0M Expected Est. Annual Savings $2.8M Existing Investment $9.0M Expected Investment 25 Live Solar Sites 58 Expected Solar Sites Actual GWh Production Highlights(1) Kilowatts

# Strong and Valuable Brand Identity

SmartStop® Self Storage REIT, Inc.
...The Smarter Way to Store!®

## Store Branding

### Recognizable Signage and Colors


SmartStop
Self Storage
888-97-STORAGE


SmartStop
Self Storage

Continued investment in brand and marketing translates to customer awareness

### SmartStop® Brand Appearances


SmartStop
Self Storage
31

- Website
- Digital Marketing
- Special Events / Sponsorships
- Employee Uniforms
- Moving Supplies

## Brand Awareness

### Well-Known Brand Name

**181**(1)

Stores operating under the SmartStop® brand

+250 U.S. / Canadian domain names

### Brand Protection

Processes in place to act upon brand infringement

Registered trademarks in U.S. / Canada

(1) Includes wholly-owned, joint venture operating assets and assets owned by the Managed REITs as of 2/28/2023.

Investor Presentation 20

# Industry Leader In Customer Experience

SmartStop Self Storage REIT, Inc.
...The Smarter Way to Store!®

## Technology-driven platform gives SmartStop the ability to meet customers' unique service needs


BEST
CUSTOMER
SERVICE
2021
Newsweek
statista

**Winner**
Best Customer Service 2021 Award for Storage Companies

SmartStop® Self Storage


BEST
CUSTOMER
SERVICE
2023
Newsweek
statista

**Winner**
Best Customer Service 2023 Award for Storage Companies

### Dedicated In-House Call Center

- Dedicated call center employees streamline the customer experience
- Agents able to use web-based or SMS text features to complete leasing process to meet customer needs

### Online Rentals

- Convenient online access allowing customers to seamlessly browse available units and rent units on the web
- SmartStop's state-of-the-art website is optimized to reduce barriers in the shopping experience and fast loading times

### Online Reservations

- Ability to search for and reserve units at one of SmartStop's 180+ locations
- Integrated into revenue management system to update pricing and occupancy real time

### Walk-Ins

- Highly-trained SmartStop employees on facility premises to accommodate walk-ins
- Staff trained to utilize SmartStop's management technology and tools to provide high-quality in-person sales experience

Investor Presentation 21

Sophisticated Operating And Analytics Technology Optimization of rental rates, discounts, and incentives driven by scientifically-based, proprietary pricing models Proprietary competitive rate analysis allows dynamic and real-time pricing based on forecasted future demand Evaluation and implementation of existing customer base to strategically manage rental revenue through the use of existing customer rate increases Unit mixes reviewed to optimize for occupancy and revenue Data analytics integrated into operating and marketing platforms providing accessible dashboards to business managers Advanced analytics combined with extensive training programs optimize sales State-of-the-art website is scalable across all electronic platforms (mobile, tablets, computers, etc.) Seamless integration with all platform and marketing efforts Automated ad campaigns and search engine marketing integrated with pricing and POS systems to drive high customer conversion rates Access to extensive and valuable customer data, including price sensitivity and other demographic / psychographic data Pricing Analytics Revenue Management Data & Performance Monitoring Web Development Digital Marketing SmartStop has made continued investment in technology through data science and analytics platforms

Update To Share Redemption and Distribution Reinvestment Plan In March 2022, our board of directors (“Board”) approved the suspension of our Share Redemption Program (“SRP”) and Distribution Reinvestment Plan (“DRP”) in connection with the process of reviewing alternatives to provide liquidity to stockholders. While our Board continues to review alternatives for stockholder liquidity, our Board determined, on March 16, 2023, to approve the partial reinstatement of the SRP and full reinstatement of the DRP. For further details please read our March 17th, 2023 SEC filing. Investor Presentation

Appendix

MSA Exposure – Same-Store Same-Store Portfolio at 12/31/22 Note: Data presented represents SmartStop’s existing owned same-store portfolio only MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. RentPOF defined as rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. Tenant protection program revenue, which prior to 2022 had been included in our same-store and non same-store portfolio results, is now presented separately in tenant protection program revenues. Prior periods have been adjusted for comparability. NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. Presented in US Dollars (USD) as translated on average for the quarter. Investor Presentation

MSA Exposure – Total Portfolio Wholly-Owned Total Portfolio at 12/31/22 MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. Other markets include: Baltimore, Charleston, Charlottesville, College Station, Colorado Springs, Dallas, Mobile, Milwaukee, Nantucket, Naples, New York – Newark, Orlando, Punta Gorda, San Antonio, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Stockton, Trenton-Princeton and Washington- Arlington. None of these markets represent more than 1.5% of the total portfolio by NRSF. Investor Presentation

Reconciliation: Net Income (Loss) to Net Operating Income Excludes tenant protection program revenue.

Non-GAAP Reconciliations (continued) This represents the portion of the above stated adjustments in the calculations of FFO and FFO, as adjusted, that are attributable to our non-controlling interests. Includes all Class A Shares, Class T Shares and OP Units, as well as the dilutive effect on FFO and FFO, as adjusted of both unvested restricted stock and long term incentive plan units (both time-based units and performance based-units), and is calculated using the two-class, treasury stock or if-converted method, as applicable. The outstanding convertible preferred stock was excluded as the conversion of such shares was antidilutive to FFO and FFO, as adjusted. This excludes Class A-2 OP Units, the conversion of which is contingent on growth in assets under management or other contingent events before being converted to a class of OP Units equivalent to a common share. This gain relates to recording the fair value of our preexisting equity interests in SSGT II as a result of our acquisition of control in the SSGT II Merger. This represents the portion of the above stated adjustments in the calculations of FFO and FFO, as adjusted, that are attributable to our noncontrolling interests. These items represent the amortization, accretion, or adjustment of intangible assets or deferred tax liabilities. This represents acquisition expenses associated with investments in real estate that were incurred prior to the acquisitions becoming probable and therefore not capitalized in accordance with our capitalization policy. Such casualty losses relate to Hurricane Ian, which occurred in September 2022. The contingent earnout adjustment represents the adjustment to the fair value during the period of the Class A-2 Units issued in connection with the self administration transaction. The net loss associated with the extinguishment of debt includes prepayment penalties, defeasance costs, the write-off of unamortized deferred financing fees, and other fees incurred. This represents the mark-to-market adjustment for our derivative instruments not designated for hedge accounting and the ineffective portion of the change in fair value of derivatives recognized in earnings, as well as changes in foreign currency related to our foreign equity investments not classified as long term. Such costs relate to our filing of an S-11 registration statement and our pursuit of a potential offering of our common stock. As this item is non-recurring and not a primary driver in our decision-making process, FFO is adjusted for its effect to arrive at FFO, as adjusted, as a means of determining a comparable sustainable operating performance metric.

Reconciliation: Net Income (Loss) to Adjusted EBITDA: Trailing 5 Quarters Tax related expense consists primarily of adjustments to deferred tax liabilities, state franchise taxes, and state, federal, and Canadian income tax. The contingent earnout adjustment represents the adjustment to the fair value of the Class A-2 Units issued in connection with the self administration transaction. This represents acquisition expenses associated with investments in real estate that were incurred prior to the acquisitions becoming probable and therefore not capitalized in accordance with our capitalization policy.

Additional Information Regarding FFO & FFO, as adjusted and NOI Funds from Operations (“FFO”) and FFO, as adjusted Funds from operations (“FFO”) is an industry wide metric promulgated by the National Association of Real Estate Investment Trusts, or NAREIT, which SmartStop believes to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. SmartStop defines FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, or the White Paper. The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment write downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Additionally, gains and losses from change in control are excluded from the determination of FFO. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. SmartStop’s FFO calculation complies with NAREIT’s policy described above. SmartStop uses FFO, as adjusted, as an additional non-GAAP financial measure to evaluate its operating performance. SmartStop previously used Modified Funds from Operations (“MFFO”) (as defined by the Institute for Portfolio Alternatives) as a non-GAAP measure of operating performance. Management replaced the MFFO measure with FFO, as adjusted, because FFO, as adjusted, provides investors with supplemental performance information that is consistent with the performance models and analysis used by management. In addition, FFO, as adjusted, is a measure used among SmartStop’s peer group, which includes publicly traded REITs. Further, SmartStop believes FFO, as adjusted, is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies. In determining FFO, as adjusted, SmartStop makes further adjustments to the NAREIT computation of FFO to exclude the effects of non-real estate related asset impairments and intangible amortization, acquisition related costs, other write-offs incurred in connection with acquisitions, contingent earnout expenses, adjustments of fair value of debt adjustments, gains or losses from extinguishment of debt, accretion of deferred tax liabilities, realized and unrealized gains/losses on foreign exchange transactions, and gains/losses on foreign exchange and interest rate derivatives not designated for hedge accounting, which SmartStop believes are not indicative of the Company’s overall long-term operating performance. SmartStop excludes these items from GAAP net income to arrive at FFO, as adjusted, as they are not the primary drivers in its decision-making process and excluding these items provides investors a view of its continuing operating portfolio performance over time and makes its results more comparable period to period and to other REITs, which in any respective period may experience fluctuations in such acquisition, merger or other similar activities that are not of a long-term operating performance nature. FFO, as adjusted, also reflects adjustments for unconsolidated partnerships and jointly owned investments. SmartStop uses FFO, as adjusted, as one measure of operating performance when SmartStop formulates corporate goals and evaluate the effectiveness of its strategies. Presentation of FFO and FFO, as adjusted, is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and FFO, as adjusted, the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and FFO, as adjusted, are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of SmartStop’s performance, as an alternative to cash flows from operations, which is an indication of liquidity, or indicative of funds available to fund SmartStop’s cash needs including SmartStop’s ability to make distributions to its stockholders. FFO and FFO, as adjusted, should not be considered as an alternative to net income (determined in accordance with GAAP) and should be reviewed in conjunction with other measurements as an indication of SmartStop’s performance. Neither the SEC, NAREIT, nor any other regulatory body has passed judgment on the acceptability of the adjustments that SmartStop uses to calculate FFO or FFO, as adjusted. In the future, the SEC, NAREIT or another regulatory body may decide to standardize the allowable adjustments across the publicly registered, non-traded REIT industry and SmartStop would have to adjust its calculation and characterization of FFO or FFO, as adjusted. Net Operating Income or (“NOI”) NOI is a non-GAAP measure that SmartStop defines as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. SmartStop believes that NOI is useful for investors as it provides a measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the ongoing operation of the properties. Additionally, SmartStop believes that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, SmartStop’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.